EX 10.26

                                 AMENDMENT NO. 2
                                       to
                           LOAN AND SECURITY AGREEMENT
                           dated as of April 16, 1997



         THIS AMENDMENT NO. 2 dated as of December 31, 1997 (this "Amendment") is made by SYRATECH CORPORATION, a Delaware corporation, TOWLE MANUFACTURING COMPANY, a Delaware corporation, LEONARD FLORENCE ASSOCIATES, INC., a Massachusetts corporation, WALLACE INTERNATIONAL SILVERSMITHS, INC., a Delaware corporation, SYRATECH HOLDING CORPORATION, an Arkansas corporation, RAUCH INDUSTRIES, INC., a North Carolina corporation, ROCHARD, INC., a New York corporation, HOLIDAY PRODUCTS, INC., a North Carolina corporation, FARBERWARE INC., a Delaware corporation, SILVESTRI, INC., a Delaware corporation, the financial institutions parties hereto from time to time as Lenders, and NATIONSBANK, N.A. (formerly named NationsBank, N.A. (South), a national banking association ("NationsBank"), as administrative agent for the Lenders (the "Administrative Agent").

                             Preliminary Statements
                             ----------------------

         The Borrowers, the Lenders and the Administrative Agent are parties to a Loan and Security Agreement dated as of April 16, 1997, as amended by Amendment No. 1 dated as of July 31, 1997 (the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

         The Borrowers have requested that the Lenders modify certain financial covenants and amend certain other provisions of the Loan Agreement and the Lenders and the Administrative Agent have agreed to such modifications to the Loan Agreement as hereinafter set forth, upon and subject to all of the terms, conditions and provisions hereof.

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, effective as provided in Section 2, by

         (a) amending Section 1.1 Definitions thereof by amending the definition "EBITDA" in its entirety to read as follows:

                 EBITDA FOR A SPECIFIED PERIOD MEANS CONSOLIDATED Net Income of Syratech and its Consolidated Subsidiaries for such period, before provision for interest expense, income taxes, depreciation expense, amortization, and any extraordinary item(s), all determined in accordance with GAAP; plus; during the period from April 15, 1997 through December 31, 1997, an amount not greater than $3,873,756, expensed by Syratech in connection with the exercise of certain employee stock options exercised in connection with the Merger.

         (b)   amending Section 11.1 Financial Ratios by

              (i) amending Section 11.1(b) Total Funded Debt to EBITDA by inserting therein after the phrase "four consecutive Fiscal Quarters" appearing therein, the parenthetical phrase (other than such period ending December 31, 1997, as to which this covenant shall not apply);

              (ii) amending Section 11.1(c) Fixed Charge Coverage by deleting clause (ii) thereof in its entirety and changing the designation of clause (iii) to clause (ii); and


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              (iii) adding a new subsection (d) to read as follows:

              (d) Minimum EBITDA. EBITDA for the period of four consecutive Fiscal Quarters ending December 31, 1997 to be less than $18,000,000.

         (c) amending Section 11.4 Investments by inserting therein after the phrase "Borrowers may Acquire a Business Unit or Subsidiary" appearing therein, the phrase "after March 31, 1998";

         (d) amending Section 11.5 Capital Expenditures in its entirety to read as follows:

              Section 11.5 Capital Expenditures. Make or incur any Capital Expenditures; provided, however, that the Borrowers may make or incur Capital Expenditures (a) in connection with the construction of a warehouse and distribution facility in Ontario, California in Fiscal years 1997 and 1998 in an aggregate amount not greater than $17,500,000, and (b) in an additional amount (i) during Fiscal Year 1997 not greater than $9,500,000 and (ii) during each Fiscal Year ending after December 31, 1997 not greater than $7,500,000, plus any amount, up to $3,000,000, by which $7,500,000 exceeded actual Capital Expenditures in the preceding Fiscal Year.

         (e) amending Section 11.10 Benefit Plans by deleting the amount of $4,500,000" therein and substituting therefor the amount of "$4,750,000"; and

         (f) amending Section 11.14 Minimum Availability in its entirety to read as follows:

              Section 2. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof on the date on which the Administrative Agent shall have received each of the following documents (in sufficient copies for each Lender);

              (a) this Amendment duly executed and delivered by each Borrower and the Required Lenders,

              (b) a certificate of the Secretary of each Borrower having attached thereof the articles or certificate of incorporation and bylaws of such Borrower as in effect on the date hereof attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Administrative Agent pursuant to the Loan Agreement), and to the further effect that the incumbency certificate and corporate action delivered in connection with the occurrence of the date hereof remain in effect, unchanged,

              (c) a certificate of the President or Financial Officer of
                  Syratech to the effect that

                  (i) the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on and as of such date, and

                  (ii) no Default of Event of Default has occurred and is continuing, and such statements shall be true;

              (d) payment of an amendment fee to the Administrative Agent for the Ratable account of the Lenders in the amount of $325,000; and

              (e) such other documents, certificates and instruments in
                  connection with the effectiveness of this Amendment as the Administrative Agent or any Lender may reasonably request.


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              Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to :this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

              Section 4.   Counterpart Execution; Governing Law.

              (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

              (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.


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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWERS:

                                        SYRATECH CORPORATION

                                        By: /s/ E. M. Randolph
                                            -----------------------------------
                                            Name:  E. M. Randolph
                                            Title: Vice President, Treasurer and
                                                      Chief Financial Officer



                                        TOWLE MANUFACTURING COMPANY

                                        By: /s/ E. M. Randolph
                                            -----------------------------------
                                            Name:  E. M. Randolph
                                            Title: Vice President, Treasurer and
                                                      Chief Financial Officer



                                        LEONARD FLORENCE ASSOCIATES, INC.

                                        By: /s/ E. M. Randolph
                                            -----------------------------------
                                            Name:  E. M. Randolph
                                            Title: Vice President and Treasurer



                                        WALLACE INTERNATIONAL SILVERSMITHS,
                                        INC.

                                        By: /s/ E. M. Randolph
                                            -----------------------------------
                                            Name:  E. M. Randolph
                                            Title: Vice President and Treasurer



                                        SYRATECH HOLDING CORPORATION

                                        By: /s/ Richard Freiman
                                            -----------------------------------
                                            Name:  Richard Freiman
                                            Title: President



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                                        RAUCH INDUSTRIES, INC.

                                        By: /s/ E. M. Randolph
                                            -----------------------------------
                                            Name:  E. M. Randolph
                                            Title: Vice President and Chief
                                                      Financial Officer



                                        ROCHARD, INC.

                                        By: /s/ Richard Sonking
                                            -----------------------------------
                                            Name:  Richard Sonking
                                            Title: President



                                        HOLIDAY PRODUCTS, INC.

                                        By:/s/ Roger S. Silverstein
                                            -----------------------------------
                                            Name:  Roger S. Silverstein
                                            Title: President



                                        FARBERWARE INC.

                                        By: /s/ E. M. Randolph
                                            -----------------------------------
                                            Name:  E. M. Randolph
                                            Title: Treasurer



                                        SILVESTRI, INC.

                                        By: /s/ E. M. Randolph
                                            -----------------------------------
                                            Name:  E. M. Randolph
                                            Title: Treasurer



                                        ADMINISTRATIVE AGENT:

                                        NATIONSBANK, N.A.

                                        By: /s/ Brian R. O'Fallon
                                            -----------------------------------
                                            Brian R. O'Fallon
                                            Senior Vice President



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                                        LENDERS:

                                        NATIONSBANK, N.A.

                                        By: /s/ Brian R. O'Fallon
                                            -----------------------------------
                                            Brian R. O'Fallon
                                            Senior Vice President



                                        AMERICAN NATIONAL BANK AND TRUST
                                        COMPANY OF CHICAGO

                                        By: /s/ Robert J. Shanahan
                                            -----------------------------------
                                            Name:  Robert J. Shanahan
                                            Title: Vice President



                                        BANKBOSTON, N.A.

                                        By:/s/ Andrew A. Doherty
                                            -----------------------------------
                                            Name:  Andrew A. Doherty
                                            Title: Vice President



                                        FLEET NATIONAL BANK

                                        By: /s/ Scott E. Carpenter
                                            -----------------------------------
                                            Name:  Scott E. Carpenter
                                            Title: Vice President



                                        UNION BANK OF CALIFORNIA, N.A.

                                        By: /s/ Greg Ennis
                                            -----------------------------------
                                            Name:  Greg Ennis
                                            Title: Vice President



                                        BHF-BANK AKTIENGESELLSCHAFT

                                        By: /s/ Hans J. Scholz
                                            -----------------------------------
                                            Name:  Hans J. Scholz
                                            Title: Assistant Vice President



                                        SANWA BUSINESS CREDIT CORPORATION


                                        By: /s/ Lawrence J. Placek
                                            -----------------------------------
                                            Name:  Lawrence J. Placek
                                            Title: Vice President